UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2008

THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 943-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On September 29, 2008, The Lubrizol Corporation announced that Donald W. Bogus, Senior Vice President of The Lubrizol Corporation and president of the Lubrizol Advanced Materials segment, would retire from the company effective January 2, 2009. In connection with his retirement, Mr. Bogus signed a General Release, a copy of which is attached as Exhibit 99.1.

(c)	On September 23, 2008, the Board of Directors of The Lubrizol Corporation appointed Stephen F. Kirk, age 59, Senior Vice President and Chief Operating Officer of The Lubrizol Corporation. Mr. Kirk’s term as Senior Vice President and Chief Operating Officer is through April 27, 2009. Prior to this appointment, Mr. Kirk had been serving as Senior Vice President of The Lubrizol Corporation since July 2004 and president of the Lubrizol Additives segment since June 2004. He also served as Vice President of sales and marketing for The Lubrizol Corporation, holding this position since January 1999.

There was no arrangement or understanding between Mr. Kirk and any other person(s) pursuant to which he was to be selected as an officer. There are no family relationships between Mr. Kirk and any director, executive officer or person nominated or chosen by Lubrizol to become a director or executive officer. There are no transactions since January 1, 2007, or any currently proposed transaction, in which Lubrizol was or is to be a party and the amount involved exceeds $120,000, and in which Mr. Kirk had or will have a direct or indirect material interest.

Mr. Kirk was a named executive officer in Lubrizol’s proxy statement filed with the Securities and Exchange Commission on March 19, 2008. The proxy statement provides a detailed description of the material plans, contracts or arrangements in which Mr. Kirk is a party or has been a participant. There are no additional material plans, contracts or arrangements to which Mr. Kirk is a party or in which he participates that was entered into or material amendment in connection with Mr. Kirk’s appointment as Chief Operating Officer nor any grant or award to Mr. Kirk or modification thereto, under any such plan, contract or arrangement in connection with Mr. Kirk’s appointment as Chief Operating Officer.

A copy of the press release announcing Mr. Kirk’s promotion and Mr. Bogus’ retirement is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is furnished herewith:

99.1	General Release between The Lubrizol Corporation and Donald W. Bogus

99.2	Press release dated September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION
Date: February 17, 2009
	By:	/s/ Leslie M. Reynolds
	Name:	Leslie M. Reynolds
	Title:	Corporate Secretary and Counsel

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